Fees Summary	Jan. 12, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 5,500.38
Total Fee Amount	5,500.38
Total Transaction Valuation	39,828,958.00
Total Offset Amount	0.00
Net Fee	$ 0.00